             Morgan Stanley California Quality Municipal Securities
                          Item 77(O) 10F-3 Transactions
                        November 1, 2005 - April 30, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  San   4/5/0    -     $104.3 $1,149,  3,000,    0.26%  1.57%   Citigr  Citigr
Franci    6              7    205,000    000                     oup,     oup
  sco                                                           JPMorg
  Bay                                                            an,
 Area                                                           Merril
 Toll                                                             l
Bridge                                                          Lynch
Revenu                                                          & Co.,
   e                                                            Morgan
 Bonds                                                          Stanle
                                                                  y,
                                                                Stone
                                                                  &
                                                                Youngb
                                                                 erg
                                                                 LLC,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                 E.J.
                                                                De La
                                                                Rosa &
                                                                 Co.,
                                                                Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC